ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

ANNUAL REPORT
AUGUST 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                 ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

October 22, 1998

Dear Shareholder:

We are pleased to report to you on our investment strategy, performance and outlook for the Alliance Short-Term U.S. Government Fund. The Fund's objective is to provide investors with high current income consistent with preservation of capital. To achieve its objective, the Fund invests primarily in a diversified portfolio of U.S. Government securities.

INVESTMENT PERFORMANCE
The following table shows how your Fund performed during the six- and 12-month periods ended August 31, 1998. For comparison, we have included performance for the Lehman Brothers (LB) 1-3 Year Government Bond Index and the LB 3-Month Treasury Bellwether Index. The LB 1-3 Year Index provides a broad-based comparison for the Short-Term U.S. Government Fund, while the LB 3-Month Treasury Index is a good narrow-based benchmark, given its short-term orientation.

During both time periods, the Fund's performance trailed that of its benchmarks. This underperformance is primarily attributable to the more conservative duration structure of the Fund. Throughout the period, longer-term duration securities outperformed shorter-term duration securities as interest rates declined and the yield curve flattened.


INVESTMENT RESULTS*
Periods Ended August 31, 1998
                                                 TOTAL RETURNS
                                            6 MONTHS       12 MONTHS
                                            --------       ---------
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
  Class A                                     1.99%          4.04%
  Class B                                     1.68%          3.52%
  Class C                                     1.68%          3.53%

LEHMAN BROTHERS 1-3 YEAR GOVERNMENT
  BOND INDEX                                  3.71%          7.37%

LEHMAN BROTHERS 3-MONTH TREASURY
  BELLWETHER INDEX                            2.73%          5.42%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF AUGUST 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS COMPOSED OF U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS. THE LEHMAN BROTHERS 3-MONTH TREASURY BELLWETHER INDEX MEASURES PERFORMANCE OF 3-MONTH TREASURY BILLS. U.S. TREASURY SECURITIES ARE GUARANTEED AS TO PRINCIPAL AND INTEREST IF HELD TO MATURITY WHEREAS THE VALUE OF THE FUND'S SHARES WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET OVERVIEW
Through the six-month period ended August 31, 1998, the U.S. bond market recorded positive returns in an environment of healthy economic growth and low inflation. However, returns were dampened across all non-Treasury sectors by events unfolding in the emerging markets. Renewed volatility in Asia, weakness in the yen and fiscal problems in Russia heightened investor concerns which lead to a flight to quality. This trend gained momentum in August when a collapse of the Russian financial system led to an abrupt sell-off across global credit sensitive bond and stock markets. During this volatile period, the U.S. government sector, acting as a safe haven, posted the best return among the U.S. bond market sectors.

INVESTMENT STRATEGY
During the six-month period ended August 31, 1998, we adjusted the portfolio to reflect current market conditions. Fixed-rate premium pass-throughs were purchased versus two-year Treasury notes. These premium mortgage-backed securities represented value relative to other


1


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

short-duration assets even at high prepayment levels. As interest rates continued to decline, we reduced our exposure to both conventional and Government National Mortgage Association (GNMA) adjustable-rate mortgages, as well as fixed-rate mortgage-backed securities. In August, we re-entered the GNMA adjustable-rate mortgage market at lower prices than at which we had previously sold these securities, as we expect the downward adjustment in homeowners' coupon rates to contain prepayments.

OUTLOOK
Going forward, we anticipate slowing global growth and continued benign inflation as Asia exports cheaper goods to the world and imports less from abroad. In the U.S., we expect growth to continue slowing with second half 1998 Gross Domestic Product (GDP) growth declining to 2.8%, and 1999 GDP growth slowing further. Strong domestic demand will continue to be offset by weakening industrial production and a continued deterioration in the U.S. trade deficit. The combination of low U.S. inflation and slowing domestic and global growth will prompt further rate cuts before the end of 1998. U.S. interest rates will remain low as the U.S. Treasury market continues to provide a safe haven for investors during periods of volatility overseas.

Thank you for your continued interest and investment in the Alliance Short-Term U.S. Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Patricia J. Young
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES      ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

Alliance Short-Term U.S. Government Fund seeks high current income consistent with the preservation of capital and invests primarily in a diversified portfolio of U.S. Government securities.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       4.04%         -0.41%
Five Years                     3.55%          2.65%
Since Inception*               4.47%          3.76%
SEC Yield**                    4.85%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       3.52%          0.56%
Five Years                     2.86%          2.86%
Since Inception*(a)            3.79%          3.79%
SEC Yield**                    4.29%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       3.53%          2.54%
Five Years                     2.85%          2.85%
Since Inception*               2.91%          2.91%
SEC Yield**                    4.28%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END
(JUNE 30, 1998)
                             CLASS A        CLASS B        CLASS C
                            ---------      ---------      ---------
1 Year                        -0.21%          0.55%          2.53%
5 Years                        2.82%          3.00%           n/a
Since Inception*               3.74%          3.77%          2.87%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


(a)  Assumes conversion of Class B shares into Class A shares after six years.

*    Inception: 5/4/92 Class A and Class B; 8/2/93 Class C.

**   Yields are for the 30 days ended August 31, 1998.

n/a: not applicable


3


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
5/31/92* TO 8/31/98

$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

LEHMAN BROTHERS GOVERNMENT BOND INDEX: $16,247
LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX: $14,358
LEHMAN BROTHERS 3-MONTH TREASURY BELLWETHER INDEX: $13,312
SHORT-TERM U.S. GOVERNMENT FUND CLASS A: $12,522

5/31/92   8/31/92   8/31/93   8/31/94   8/31/95   8/31/96   8/31/97   8/31/98


This chart illustrates the total value of an assumed $10,000 investment in Alliance Short-Term U.S. Government Fund Class A shares (from 5/31/92 to 8/31/98) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Government Bond Index is composed of the LB Treasury Bond and LB Agency Bond Indexes, the LB 1-3 Year Government Bond Index and the LB 20+ Year Treasury Index.

The unmanaged Lehman Brothers 1-3 Year Government Bond Index is composed of U.S. government agency and Treasury securities with maturities of one to three years.

The unmanaged Lehman Brothers 3-Month Treasury Bellwether Index measures performance of 3-month U.S. Treasury bills. U.S. Treasury securities are guaranteed as to principal and interest if held to maturity, whereas the value of the Fund's shares will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

When comparing Alliance Short-Term U.S. Government Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Short-Term U.S. Government Fund
Lehman Brothers Government Bond Index
Lehman Brothers 1-3 Year Government Bond Index
Lehman Brothers 3-Month Treasury Bellwether Index


*    Month-end nearest to Fund's inception date of 5/4/92.


4


PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)           VALUE
-------------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-75.3%
COLLATERALIZED MORTGAGE OBLIGATIONS-40.6%
FIXED RATE-24.6%
CMC Securities Corp.
  Series 1993-E Cl. ES4
  5.75%, 11/25/08                                $   60     $     60,265
Countrywide Funding Corp.
  Series 1994-9 Cl. A2
  6.50%, 5/25/24                                    565          564,450
Federal Home Loan Mortgage Corp.
  Series 1903 Cl. B
  6.75%, 10/15/03                                   600          599,628
  Series 1923 Cl. B
  7.00%, 1/15/23                                    600          604,500
  Series 2072 Cl. CA
  7.50%, 10/15/27                                   494          500,468
Federal National Mortgage Association
  Series 1996-68 Cl. B
  6.50%, 5/18/17                                    449          451,255
  Series 1997-53 Cl. PA
  6.50%, 10/18/15                                   500          500,940
  Series 1997-24 Cl. C
  7.00%, 9/18/22                                    414          416,714
  Series 1997-42 Cl. EA
  7.25%, 3/18/26                                    520          526,141
Government National Mortgage Association
  Series 1996-25 Cl. A
  7.50%, 7/20/17                                    407          407,200
ICI Funding Corp.
  Series 1997-1 Cl. A2
  9.00%, 3/25/28                                    345          348,496
  Series 1997-2 Cl. 1A9
  9.50%, 7/25/28                                    198          200,514
Residential Funding Mortgage
Securities Co.
  Series 1992-S31 Cl. A4
  7.50%, 9/25/06                                     86           85,413
                                                             ------------
                                                               5,265,984

ADJUSTABLE RATE-16.0%
Bear Stearns Mortgage Securities, Inc.
  Series 1996-8 Cl. A7
  6.19%, 11/25/27 (a)                                88           88,039
Commercial Loan Funding Trust
  Series I Cl. A
  5.89%, 8/15/05 (a) (b)                            163          163,261
Federal Home Loan Mortgage Corp.
  Series 1928 Cl. F
  6.13%, 12/15/24 (a)                               363          364,465
Federal National Mortgage Association
  Series 1993-639 Cl. F
  6.04%, 8/25/16 (a)                                479          481,562
  Series 1992-204 Cl. FA
  6.44%, 10/25/22 (a)                               535          545,711
Imperial CMB Trust
  Series 1997-2 Cl. M1
  6.19%, 12/25/27 (a)                               497          496,693
Prudential Securities Financial Asset
Funding Corp.
  Series 1993-7 Cl. A2
  7.65%, 2/26/23 (a)                                600          612,936
Salomon Brothers Mortgage
Securities VII, Inc.
  Series 1996-AFF1 Cl. A1
  6.16%, 1/25/26 (a)                                360          360,529
Sears Mortgage Securities
Corp.
  Series 1992-16B Cl. A2
  6.71%, 9/25/22 (a)                                324          326,031
                                                             ------------
                                                               3,439,227


5


PORTFOLIO OF INVESTMENTS (CONTINUED)

                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)           VALUE
-------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations
  (cost $8,722,405)                                         $  8,705,211

FEDERAL NATIONAL MORTGAGE
ASSOCIATION-24.9%
  5.96%, 5/01/27 (a)                             $  149          151,887
  7.48%, 7/01/25 (a)                              1,017        1,043,087
  7.50%, 12/01/99                                   900          925,308
  7.51%, 1/01/27 (a)                                184          186,233
  7.58%, 6/01/26 (a)                                360          368,174
  7.60%, 9/01/27 (a)                                327          333,917
  7.64%, 11/01/26 (a)                               400          409,329
  8.00%, 10/01/99-12/01/99                          865          886,706
  12.00%, 3/01/13-5/01/15                           899        1,035,189

Total Federal National Mortgage
Association
  (cost $5,332,328)                                            5,339,830

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION-5.6%
  6.88%, 4/20/23 (a)                                484          493,579
  7.00%, 11/20/26-12/20/26 (a)                      681          691,147

Total Government National Mortgage
Association
  (cost $1,187,032)                                            1,184,726

FEDERAL HOME LOAN MORTGAGE CORP.-4.2%
  7.87%, 2/01/26 (a)                                710          724,670
  12.00%, 2/01/14                                   153          175,733

Total Federal Home Loan Mortgage Corp.
  (cost $910,371)                                                900,403

Total Mortgage-Related Securities
  (cost $16,152,136)                                          16,130,170

ASSET BACKED SECURITIES-9.6%
Access Financial Mortgage Loan Trust
  Series 1997-3 Cl. A7
  5.89%, 10/18/27 (a)                               405          405,459
Advanta Credit Card Master Trust
  Series 1996-C Cl. A
  5.81%, 11/15/03 (a)                               350          349,888
AFC Mortgage Loan Trust
  Series 1998-2 Cl. 1A
  5.75%, 7/25/28 (a)                                391          390,912
Countrywide Home Equity Loan Trust
  Series 1998-Cl. CTFS
  5.83%, 10/15/24 (a)                               400          400,000
Equicon Home Equity Loan Trust
Mortgage Loan
  Series 1994-2 Cl. A7
  6.24%, 11/18/25 (a)                               293          292,711
ITT Federal Bank, fsb
  Series 1994-P1 Cl. A1
  7.68%, 6/25/24 (a) (b)                            224          226,400

Total Asset Backed Securities
  (cost $2,067,331)                                            2,065,370

REPURCHASE AGREEMENTS-15.5%
Goldman, Sachs & Co.
  5.81%, dated 8/31/98,
  $400,065 due 9/01/98,
  collateralized by
  $423,000 FGLMC,
  7.00%, 2/01/28                                    400          400,000
PaineWebber, Inc.
  5.70%, dated 8/31/98,
  $975,154 due 9/01/98,
  collateralized by
  $983,000 FNMA,
  6.50%, 8/01/13                                    975          975,000


6


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)           VALUE
-------------------------------------------------------------------------------
Prudential Securities, Inc.
  5.83%, dated 8/31/98,
  $975,158 due 9/01/98,
  collateralized by
  $985,000 FHLM,
  6.25%, 12/15/22                                $  975     $    975,000
State Street Bank and Trust Co.
  5.82%, dated 8/31/98,
  $975,158 due 9/01/98,
  collateralized by
  $980,000 FNMA,
  5.96%, 11/16/99                                   975          975,000

Total Repurchase Agreements
  (cost $3,325,000)                                            3,325,000

TOTAL INVESTMENTS-100.4%
  (cost $21,544,467)                                          21,520,540
Other assets less liabilities-(0.4%)                             (84,673)

NET ASSETS-100%                                             $ 21,435,867


(a) Adjustable rate mortgages; stated interest rate in effect at August 31, 1998.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1998, these securities amounted to $389,661 or 1.8% of net assets.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $18,219,467)          $ 18,195,540
  Repurchase agreements (cost $3,325,000)                            3,325,000
  Cash                                                                  14,285
  Receivable for shares of beneficial interest sold                  1,739,336
  Receivable for investment securities sold                          1,217,912
  Interest receivable                                                  326,887
  Receivable due from Adviser                                           36,875
  Total assets                                                      24,855,835

LIABILITIES
  Payable for investment securities purchased                        3,237,982
  Payable for shares of beneficial interest redeemed                    63,727
  Dividends payable                                                     27,533
  Distribution fee payable                                              11,197
  Accrued expenses                                                      79,529
  Total liabilities                                                  3,419,968

NET ASSETS                                                        $ 21,435,867

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                           $         22
  Additional paid-in capital                                        22,259,136
  Distributions in excess of net investment income                     (42,209)
  Accumulated net realized loss on investment transactions            (750,635)
  Net unrealized depreciation of investments and other assets          (30,447)
                                                                  $ 21,435,867

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($5,534,521/583,743 shares of beneficial interest
    issued and outstanding)                                              $9.48
  Sales charge--4.25% of public offering price                             .42
  Maximum offering price                                                 $9.90

  CLASS B SHARES
  Net asset value and offering price per share
    ($10,827,357/1,125,064 shares of beneficial interest
    issued and outstanding)                                              $9.62

  CLASS C SHARES
  Net asset value and offering price per share
    ($5,073,989/528,056 shares of beneficial interest
    issued and outstanding)                                              $9.61


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1998             ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 1,131,931

EXPENSES
  Advisory fee                                        $   89,353
  Distribution fee - Class A                              15,938
  Distribution fee - Class B                              64,165
  Distribution fee - Class C                              45,169
  Custodian                                               95,580
  Audit and legal                                         37,999
  Transfer agency                                         35,846
  Registration                                            35,722
  Printing                                                29,028
  Trustees' fees                                          23,284
  Miscellaneous                                            1,433
  Total expenses                                         473,517
  Less: expenses waived and reimbursed
    by Adviser (See Note B)                             (167,832)
  Less: expense offset arrangement (See Note B)           (1,705)
  Net expenses                                           303,980
  Interest expense                                        71,757
  Total expenses including interest expense                            375,737
  Net investment income                                                756,194

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                        (133,830)
  Net change in unrealized depreciation of
    investments and other assets                                       (28,689)
  Net loss on investments                                             (162,519)

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $  593,675


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS     ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                    AUGUST 31,     AUGUST 31,
                                                       1998           1997
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $    756,194   $    712,010
  Net realized gain (loss) on investment
    transactions                                       (133,830)        41,888
  Net change in unrealized depreciation of
    investments and other assets                        (28,689)         5,742
  Net increase in net assets from operations            593,675        759,640

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (274,620)      (175,837)
    Class B                                            (281,947)      (293,780)
    Class C                                            (199,627)      (234,511)
  Tax return of capital
    Class A                                             (18,747)       (25,833)
    Class B                                             (19,247)       (43,161)
    Class C                                             (13,628)       (34,454)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                        6,278,281        333,768
  Total increase                                      6,064,140        285,832

NET ASSETS
  Beginning of year                                  15,371,727     15,085,895
  End of year                                      $ 21,435,867   $ 15,371,727


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998                        ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Short-Term U.S. Government Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), organized as a Massachusetts Business Trust on March 29, 1987, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean of the bid and asked prices on that day's closing. Securities traded on the over-the-counter market are valued at the mean of the current bid and asked prices reported by NASDAQ, the National Quotation Bureau or other comparable sources deemed appropriate to reflect the fair market value thereof. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discount as an adjustment to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution fees and, in the case of Class B shares, higher transfer agent fees than Class A. Expenses of the Trust are charged to each Fund in proportion to settled shares.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a tax return of capital resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)
                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

6. REPURCHASE AGREEMENT
The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102% of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with the respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .55 of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total operating expenses do not exceed on an annual basis 1.40%, 2.10% and 2.10% of the daily average net assets for the Class A, Class B and Class C shares, respectively. For the year ended August 31, 1998, the Adviser waived all advisory fees and bore additional operating expenses in the amount of $167,832.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $20,680 for the year ended August 31, 1998.

In addition, for the year ended August 31, 1998, the Fund's expenses were reduced by $1,705 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received $18,771, and $2,286 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended August 31, 1998.

Accrued expenses includes $14,676 owed to a Trustee under the Trust's deferred compensation plan.


NOTE C: DISTRIBUTION PLANS
The Trust has adopted a plan of distribution for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The Trustees currently limit payments under the Class A plan to .30 of 1% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activites.

The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund's shares.


12


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $6,391,721 and $5,516,964, respectively, for the year ended August 31, 1998. There were purchases of $35,676,646 and sales of $30,455,402 of U.S. government and government agency obligations for the year ended August 31, 1998.

At August 31, 1998, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $28,566 and gross unrealized depreciation of investments was $52,493 resulting in net unrealized depreciation of $23,927.

At August 31, 1998, the Fund had net capital loss carryforward of $631,135 of which $44,110 expires in the fiscal year ending 2001, $36,136 expires in the fiscal year ending 2002, $522,417 expires in the fiscal year ending 2003, $14,141 expires in the fiscal year ending 2004 and $14,331 expires in the fiscal year ending 2006 to the extent provided by the regulations. To the extent that this loss carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October losses of $119,499 for the year ended August 31, 1998.


NOTE E: SHARES OF BENEFICIAL INTEREST
There are an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into three classes, designated Class A, Class B and Class C shares. Transactions in shares of beneficial interest were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                      AUGUST 31,     AUGUST 31,    AUGUST 31,      AUGUST 31,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,479,220       271,217    $ 23,780,868    $  2,618,771
Shares issued in
  reinvestment of
  dividends               19,158        15,376         183,032         148,473
Shares converted
  from Class B            28,866        16,392         275,890         158,206
Shares redeemed       (2,348,787)     (255,414)    (22,525,423)     (2,466,879)
Net increase             178,457        47,571    $  1,714,367    $    458,571

CLASS B
Shares sold            1,141,000       658,962    $ 11,027,623    $  6,439,331
Shares issued in
  reinvestment of
  dividends               22,555        24,392         218,460         238,244
Shares converted
  to Class A             (28,483)      (16,203)       (275,890)       (158,206)
Shares redeemed         (673,074)     (698,307)     (6,524,245)     (6,822,354)
Net increase
  (decrease)             461,998       (31,156)   $  4,445,948    $   (302,985)

CLASS C
Shares sold              408,212       434,159    $  3,945,097    $  4,238,239
Shares issued in
  reinvestment of
  dividends               19,127        18,955         185,026         184,964
Shares redeemed         (414,401)     (435,115)     (4,012,157)     (4,245,021)
Net increase              12,938        17,999    $    117,966    $    178,182


13


NOTES TO FINANCIAL STATEMENTS (CONT.)
                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price. As of August 31, 1998, the Fund had no reverse repurchase agreements outstanding. For the year ended August 31, 1998, the maximum amount of reverse repurchase agreements was $3,363,000, the average amount outstanding was approximately $1,087,446, and the daily weighted average interest rate was 5.488%.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 1998.


14


FINANCIAL HIGHLIGHTS                   ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ------------------------------------------------------------------------------
                                                                                               MAY 1, 1994
                                                            YEAR ENDED AUGUST 31,                 THROUGH     YEAR ENDED
                                            --------------------------------------------------   AUGUST 31,   APRIL 30,
                                                1998         1997         1996         1995       1994(A)        1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 9.63       $ 9.66       $ 9.70       $ 9.67       $ 9.77       $10.22

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .49(c)       .47(c)       .47          .42          .14          .35
Net realized and unrealized gain (loss)
  on investment transactions                    (.11)         .03         (.02)         .05         (.09)        (.29)
Net increase in net asset
  value from operations                          .38          .50          .45          .47          .05          .06

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.50)        (.46)        (.49)        (.41)        (.12)        (.42)
Dividends in excess of net investment
  income                                          -0-          -0-          -0-        (.03)          -0-        (.01)
Tax return of capital                           (.03)        (.07)          -0-          -0-        (.03)        (.08)
Distributions from net realized gains             -0-          -0-          -0-          -0-          -0-          -0-
Total dividends and distributions               (.53)        (.53)        (.49)        (.44)        (.15)        (.51)
Net asset value, end of period                $ 9.48       $ 9.63       $ 9.66       $ 9.70       $ 9.67       $ 9.77

TOTAL RETURN
Total investment return based on net
  asset value (d)                               4.04%        5.29%        4.71%        5.14%         .53%         .52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $5,535       $3,901       $3,455       $2,997       $2,272       $2,003
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.41%(e)     1.40%        1.40%        1.40%        1.40%(f)     1.27%
  Interest expense on reverse
    repurchase agreements                        .42%         .01%         .13%          -0-          -0-          -0-
Expenses, before waivers/reimbursements         2.81%        2.42%        3.04%        3.71%        2.95%(f)     2.17%
  Net investment income                         5.00%        4.90%        4.85%        4.56%        3.98%(f)     4.41%
Portfolio turnover rate                          206%          65%         110%          15%         144%          55%


See footnotes on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS B
                                            ------------------------------------------------------------------------------
                                                                                                MAY 1, 1994
                                                           YEAR ENDED AUGUST 31,                  THROUGH    YEAR ENDED
                                            --------------------------------------------------   AUGUST 31,   APRIL 30,
                                                1998         1997         1996         1995       1994(A)       1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 9.74       $ 9.77       $ 9.81       $ 9.78       $ 9.88       $10.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .42(c)       .41(c)       .41          .36          .10          .40
Net realized and unrealized gain (loss)
  on investment transactions                    (.08)         .02         (.03)         .04         (.07)        (.39)
Net increase in net asset
  value from operations                          .34          .43          .38          .40          .03          .01

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.39)        (.42)        (.34)        (.11)        (.35)
Dividends in excess of net investment
  income                                          -0-          -0-          -0-        (.03)          -0-        (.01)
Tax return of capital                           (.03)        (.07)          -0-          -0-        (.02)        (.08)
Distributions from net realized gains             -0-          -0-          -0-          -0-          -0-          -0-
Total dividends and distributions               (.46)        (.46)        (.42)        (.37)        (.13)        (.44)
Net asset value, end of period                $ 9.62       $ 9.74       $ 9.77       $ 9.81       $ 9.78       $ 9.88

TOTAL RETURN
Total investment return based on net
  asset value (d)                               3.52%        4.45%        3.89%        4.32%         .28%         .03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $10,827       $6,458       $6,781       $6,380       $6,281       $7,184
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.11%(e)     2.10%        2.10%        2.10%        2.10%(f)     2.05%
  Interest expense on reverse
    repurchase agreements                        .45%         .01%         .13%          -0-          -0-          -0-
  Expenses, before waivers/reimbursements       3.63%        3.10%        3.74%        4.33%        3.60%(f)     3.21%
  Net investment income                         4.49%        4.13%        4.11%        3.82%        3.22%(f)     3.12%
Portfolio turnover rate                          206%          65%         110%          15%         144%          55%


See footnotes on page 17.


16


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS C
                                            ------------------------------------------------------------------------------
                                                                                                               AUGUST 2,
                                                                                                MAY 1, 1994     1993(G)
                                                           YEAR ENDED AUGUST 31,                  THROUGH         TO
                                            --------------------------------------------------   AUGUST 31,    APRIL 30,
                                                1998         1997         1996         1995       1994(A)        1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $ 9.73       $ 9.76       $ 9.80       $ 9.77       $ 9.87       $10.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .42(c)       .41(c)       .40          .34          .10          .26
Net realized and unrealized gain (loss)
  on investment transactions                    (.08)         .02         (.02)         .06         (.07)        (.42)
Net increase (decrease) in net asset
  value from operations                          .34          .43          .38          .40          .03         (.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.43)        (.39)        (.42)        (.34)        (.11)        (.25)
Dividends in excess of net investment
  income                                          -0-          -0-          -0-        (.03)          -0-        (.01)
Tax return of capital                           (.03)        (.07)          -0-          -0-        (.02)        (.05)
Total dividends and distributions               (.46)        (.46)        (.42)        (.37)        (.13)        (.31)
Net asset value, end of period                $ 9.61       $ 9.73       $ 9.76       $ 9.80       $ 9.77       $ 9.87

TOTAL RETURN
Total investment return based on net
  asset value (d)                               3.53%        4.45%        3.90%        4.33%         .28%       (1.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $5,074       $5,012       $4,850       $5,180       $7,128       $8,763
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.11%(e)     2.10%        2.10%        2.10%        2.10%(f)     2.10%(f)
  Interest expense on reverse
    repurchase agreements                        .45%         .01%         .12%          -0-          -0-          -0-
  Expenses, before waivers/reimbursements       3.58%        3.09%        3.72%        4.23%        3.64%(f)     3.10%(f)
  Net investment income                         4.48%        4.15%        4.11%        3.80%        3.26%(f)     2.60%(f)
Portfolio turnover rate                          206%          65%         110%          15%         144%          55%


(a)  The Fund changed its fiscal year end from April 30 to August 31.

(b)  Net of fees waived and expenses reimbursed by Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended August 31, 1998, the ratio of expenses net of waivers and reimbursements would have been 1.40%, 2.10%, and 2.10% for Class A, Class B and Class C shares, respectively.

(f)  Annualized.

(g)  Commencement of distribution.


17


REPORT OF INDEPENDENT ACCOUNTANTS      ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

TO THE TRUSTEES AND SHAREHOLDERS OF
ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Short-Term U.S. Government Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
October 7, 1998


18


                                       ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
RICHARD W. COUPER (1)
WILLIAM H. FOULK, JR. (1)
BRENTON W. HARRIES (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, VICE PRESIDENT
EDMUND P. BERGAN, JR., CLERK
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER & CHIEF ACCOUNTING OFFICER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
ROPES & GRAY
One International Place
Boston, MA 02110-2624

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036-2798


(1)  Member of the Audit Committee.


19


ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

STMUSGAR